EXHIBIT 10.26
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY […***…], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT TRAVERE THERAPEUTICS, INC. TREATS AS PRIVATE OR CONFIDENTIAL.
AMENDMENT NO. 3 TO SUBLICENSE AGREEMENT
THIS AMENDMENT NO. 3 TO SUBLICENSE AGREEMENT (the "Amendment") is made and entered into as of February 27, 2015 ("Amendment Effective Date") and amends the Sublicense Agreement effective as of February 16, 2012, as amended pursuant to that certain Amendment to Sublicense Agreement dated December 11, 2012 and Amendment to Sublicense Agreement dated January 7, 2013 (the "Sublicense Agreement") by and between Ligand Pharmaceuticals Incorporated, a corporation organized under the laws of Delaware and having a place of business at 11119 North Torrey Pines Road, Suite 200, La Jolla, CA, 92037 and its wholly owned subsidiary, Pharmacopeia, LLC (as successor in interest to Pharmacopeia Drug Discovery Inc.) ("PCOP"), a limited liability company organized under the laws of Delaware and having a place of business at 11119 North Torrey Pines Road, Suite 200, La Jolla, CA, 92037 (collectively, Ligand Pharmaceuticals Incorporated and PCOP shall be known as "Ligand") and Retrophin, Inc., a corporation organized under the laws of Delaware and having a place of business at 777 Third Avenue, 22nd Floor, New York, NY, 10017 ("Retrophin").
BACKGROUND
WHEREAS Ligand and Retrophin have previously entered into the Sublicense Agreement; and
WHEREAS, Ligand and Retrophin desire to amend certain terms of the Sublicense Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the Parties, intending to be legally bound, agree as follows:
1.Capitalized Terms. The capitalized terms used herein and not otherwise defined shall have the same definitions as provided in the Sublicense Agreement
2.Amendments.
a)Sections 6.1.2 and 6.1.4 of the Sublicense Agreement are hereby removed.
b)Section 6.1.3 of the Sublicense Agreement is hereby amended to read as follows:
“File for Approval for at least one (1) Orphan Licensed Product (“Approval Submission”) no later than […***…] (“Filing Deadline”); provided that if Retrophin exercises its Extension Option (as defined below), then the Filing Deadline shall become (a) […***…] if the Approval Submission is filed pursuant to the Code of Federal Regulations Title 21, Subpart H (“Subpart H”) or (b) […***…], if the Approval Submission is not eligible to be filed pursuant to Subpart H. In order to exercise the Extension Option, prior to or on […***…]
***Certain Confidential Information Omitted

(“Extension Date”), Retrophin shall either (a) pay to Ligand […***…] or (b) issue to Ligand, or ensure that Ligand receives, that number of shares of capital stock of Retrophin equal to […***…] as determined by the average of the closing prices for such capital stock over a five (5) trading day period ending three (3) trading days before the Extension Date (“Extension Option”).
c)Development Milestone Events. The third milestone event in Table 1 for $[…***…] shall be amended and restated as follows:
“[…***…]”
3.No Other Amendments. Except as provided herein, the Sublicense Agreement shall continue in full force and effect.
4.Governing Law. This Amendment shall be governed by, enforced, and shall be construed in accordance with the laws of the State of New York without regard to its conflicts of law provisions.
5.Counterparts. This Amendment may be executed in counter-parts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
[Signature Page Follows]

***Certain Confidential Information Omitted
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IN WITNESS WHEREOF, the Parties have executed this Amendment to Sublicense Agreement through their duly authorized representatives to be effective as of the Amendment Effective Date.
LIGAND PHARMACEUTICALS    RETROPHIN, INC.
INCORPORATED

By:    /s/ Matthew W. Foehr         By:    /s/ Steve Aselage

Name:    Matthew W. Foehr         Name:    Steve Aselage

Title:    President/COO         Title:    CEO

Signature Page to Amendment to Sublicense Agreement||
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